QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT
PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FOR ANNUAL MEETING FOR FISCAL YEAR ENDED MARCH 31, 2002

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12
ASTREX, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No Fee Required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
	4)	Proposed maximum aggregate value of transaction:
☐	Fee paid with preliminary materials
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and date of its filing.
	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No:
	3)	Filing Party:
	4)	Date Filed:

(1)
Set forth the amount on which the filing fee is calculated and state how it was determined.

January 6, 2003

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Astrex, Inc. for the fiscal year ended March 31, 2002 on Tuesday, February 11, 2003 at 11:00 a.m. at the offices of the Company, 205 Express Street, Plainview, New York.

        The Board of Directors appreciates and encourages stockholder participation in the Company's affairs. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please mark, sign, date and return your proxy at your earliest convenience in the envelope provided, which requires no postage if mailed in the United States. If you have multiple stockholder accounts and receive more than one set of these materials, please be sure to vote each proxy and return it in the postage-paid envelope provided.

        Thank you for your continued interest and cooperation.

Very truly yours,

/s/ JOHN C. LORING JOHN C. LORING Chairman of the Board of Directors	/s/ MICHAEL MCGUIRE MICHAEL MCGUIRE President and Chief Executive Officer

ASTREX, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        Notice is hereby given that the Annual Meeting of Stockholders of Astrex, Inc. (the "Company") for the fiscal year ended March 31, 2002 will be held on Tuesday, February 11, 2003 at 11:00 a.m. EST at the offices of the Company, 205 Express Street, Plainview, New York 11803 for the following purposes:

  (1)
  to elect two directors,

  (2)
  to ratify the Board of Directors' adoption of the Company's 2003 Incentive and Non-Incentive Stock Option Plan,

  (3)
  to consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

        The holders of record of Common Stock and Preferred Stock, Series B, at 5:00 p.m. EST , December 27, 2002 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of the holders of record of the Common Stock and Preferred Stock, Series B as of 5:00 p.m. December 27, 2002 will be open to the examination of any such stockholder for any purpose germane to the Annual Meeting after December 27, 2002 at the Company's offices at 205 Express Street, Plainview, New York, during normal business hours.

By Order of the Board of Directors

/s/ JOSEPH J. LOONEY JOSEPH J. LOONEY Secretary

Dated: January 6, 2003

IMPORTANT

        You are cordially invited to attend the Annual Meeting in person. Even if you plan to be present, please mark, sign, date, and return the enclosed proxy at your earliest convenience in the envelope provided, which requires no postage if mailed in the United States. If you attend the meeting, you may vote either in person or by your proxy.

ASTREX, INC.

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON February 11, 2003

General Information

        This Proxy Statement is furnished to stockholders of Astrex, Inc., a Delaware corporation (the "Company" or "Astrex") in connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting of Stockholders for the fiscal year ended March 31, 2002 to be held on Tuesday, February 11, 2003 at 11:00 a.m. at the principal executive offices of the Company, 205 Express Street, Plainview, New York 11803 and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

        At 5:00 p.m. EST on December 27, 2002 (the "record date") there were outstanding and entitled to vote 5,660,913 shares of the Company's $0.01 par value common stock (the "Common Stock") and 1,679,746 shares of the Company's $0.01 Preferred Stock, Series B (the "Preferred Stock"). The holders of record of Common Stock on the record date will be entitled to one vote per share. The holders of record of Preferred Stock on the record date will be entitled to twelve votes per share.

        A copy of the Company's Form 10-KSB Annual Report for the fiscal year ended March 31, 2002 ("Form 10-KSB") which has been adopted by the Company as its Annual Report for the fiscal year ended March 31, 2002 has been or is being furnished with the proxy materials, which are being mailed on or about January 6, 2003 to the holders of record of Common Stock and Preferred Stock on the record date.

Voting and Proxy Procedures

        Properly executed proxies received in time for the meeting will be voted. The proxy consists of two separate cards, one for Common Stock and one for Preferred Stock. If you hold both Common and Preferred Stock, please complete both cards. Stockholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted in favor of the Proposals below and to elect the persons named below as directors and for the terms set forth below. At the date of this Proxy Statement management of the Company knows of no other matters which are likely to be brought before the Annual Meeting. However, if any other matters should properly come before the Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

        If the enclosed proxy is executed and returned, it may nevertheless be revoked by a later-dated proxy or by written notice filed with the Secretary at the Company's executive offices at any time before the proxy is exercised. Stockholders attending the Annual Meeting may revoke their proxies and vote in person. The Company's executive offices are located at 205 Express Street, Plainview, New York 11803.

        The holders of a majority of the total votes belonging to the Common Stock and Preferred Stock issued and outstanding at the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. A quorum will be represented by 12,908,933 votes. The affirmative vote of a plurality of the total votes belonging to the Common Stock and Preferred Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors and the affirmative vote of a majority of the total votes belonging to the Common and Preferred Stock present in person or represented by proxy and entitled to vote at the Meeting is required for the approval of any other matters as may properly come before the Meeting or any adjournment or postponement thereof.

        Abstentions and broker non-votes are counted toward the calculation of a quorum. An abstention with respect to election of directors will have no effect in determining whether a director has received a plurality of votes. For all other purposes, an abstention will be included in determining the majority needed for passage of a proposal and will have the same effect as a vote against the proposal. Broker non-votes will not be considered in determining the majority needed for passage of a proposal because they are not deemed "present" for vote on a proposal and therefore will have no effect on the outcome of either a proposal or an election.

        The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by personal interview, telephone, telegram or otherwise. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who hold the voting securities of record for the forwarding of solicitation materials to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

OWNERSHIP OF VOTING SECURITIES

        The following table sets forth the number and percentage of shares of the Company's Common Stock and Preferred Stock beneficially owned as of the record date by persons who are known by the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock and Preferred Stock as of the record date, and the directors of the Company and its chief executive officer, and all officers and directors of the Company as a group. For purposes of this Proxy Statement, beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission (the "Commission") to mean generally the power to vote or dispose of shares, regardless of any economic interest therein. The persons listed have sole voting power and sole dispositive power with respect to all shares set forth in the table unless otherwise specified in the footnotes to the table.

Beneficial Holders Of More Than 5% Of Common Stock and Preferred Stock, Series B

Title and Class	Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership		Percentage Of Class
Common Stock	Howard Amster(9) 205 Express Street Plainview, New York 11803	1,180,565	(1)	19.82	%(2)
Common Stock	John C. Loring(9) 205 Express Street Plainview, New York 11803	2,401,710	(3),(4),(5)	38.36	%(2)
Common Stock	Michael McGuire(9) 205 Express Street Plainview, New York 11803	483,967	(6),(7),(8)	8.40	%(2)

"Footnotes follow the next table"

Officer and Director Holdings Of Common Stock and Preferred Stock, Series B

Title and Class	Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership		Percentage Of Class
Common stock	Howard Amster(9)	1,180,565	(1)	19.82	%(2)
Common stock	John C. Loring(9)	2,401,710	(3),(4),(5)	38.36	%(2)
Common stock	Michael McGuire(9)	483,967	(6),(7),(8)	8.40	%(2)
Common stock	Mark Schindler(9)	1,932	(10)	*	(2)
Common stock	David S. Zlatin	0		*	(2)
Common stock	Wayne Miller(9)	72,001	(11)	1.27	%(2)
Common stock	All Other Officers(9)	26,667	(12)	*	(2)
Common stock	All Officers and Directors as a group (8 persons)(1), (2), (3), (4), (5), (6), (7), (8), (9), (10), (11) & (12)	4,166,842		62.35	%(2)

*
Less than 1%.

(1)
Includes 295,140 shares of common stock issuable upon conversion of an equal number of shares of Convertible Preferred Series B stock which is eligible to convert.

(2)
Based on 5,660,913 Common shares outstanding plus, assuming conversion to Common shares, the pertinent shareholders Convertible Preferred Series B shares.

(3)
Includes 271,970 Common shares owned by his spouse's IRA, the beneficial ownership of which he disclaims.

(4)
Includes 90,657 Convertible Preferred Series B shares owned by his spouse's IRA, the beneficial ownership of which he disclaims.

(5)
Includes 600,430 shares of common stock issuable upon conversion of an equal number of shares of Convertible Preferred Series B stock which is eligible to convert.

(6)
Includes 104,537 Common shares owned by his spouse's IRA, the beneficial ownership of which he disclaims.

(7)
Includes 34,846 Convertible Preferred, Series B shares owned by his spouse's IRA, the beneficial ownership of which he disclaims.

(8)
Includes 100,992 shares of common stock issuable upon conversion of an equal number of shares of Convertible Preferred Series B stock which is eligible to convert.

(9)
The Common Stock is entitled to one vote per share, Preferred Stock, Series B is entitled to vote on all matters which the Common Stock can vote on and is entitled to twelve votes per share. At the option of the holder, a share of the Preferred Stock is convertible into a share of the Common Stock.

(10)
Includes 483 shares of common stock issuable upon conversion of an equal number of shares of Convertible Preferred Series B stock which is eligible to convert.

(11)
Includes 18,001 shares of common stock issuable upon conversion of an equal number of shares of Convertible Preferred    Series B stock which is eligible to convert.

(12)
Includes 6,667 shares of common stock issuable upon conversion of an equal number of shares of Convertible Preferred Series B stock which is eligible to convert.

ELECTION OF DIRECTORS
(Proposal 1)

        Pursuant to the Company's by-laws as amended, the Class III directors, a class consisting of two directors (presently Howard Amster and John C Loring), are to be elected to a term of three years at this annual meeting.

        The Board of Directors has nominated Howard Amster and John C Loring to continue as the Company's Class III Directors and it is the intention of the persons named in the enclosed proxy to vote such proxy for the election of such nominees.

        Management of the Company does not contemplate that the nominees will become unavailable for any reason, but if that should occur before the meeting or should there be additional board vacancies, proxies that do not withhold authority to vote for directors will be voted for another nominee, or other nominees, in accordance with the best judgment of the person or persons appointed to vote the proxy.

        The enclosed form of proxy provides a means to vote for the nominees listed therein or to withhold authority to vote for such nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein, or if a stockholder does not specify in the executed proxy how the shares represented by the proxy are to be voted, such shares shall be voted for the nominee listed therein or for other nominees as provided above.

DIRECTORS AND OFFICERS OF THE COMPANY

        The following table sets forth for current officers and directors and the nominee for election as director, (i) that person's name, (ii) if applicable the Director Class nominated for, (iii) all positions with the Company held by that person, (iv) that person's age, (v) that person's principal occupation for the past five years and (vi) with respect to nominees for election as directors, the date on which that person first became a director or officer of the Company. Unless otherwise indicated, each person has held the position shown, or has been associated with the named employer in an executive capacity, for more than five years. The present terms of the directors for Classes I, II, & III are for three years respectively and for all directors elected at this annual meeting and hereafter regardless of class, three years, or until their respective successors are elected and qualified. The terms of the classes of directors are staggered in order of roman numeral class number so that one class of directors is elected each year. The terms of officers expire at the pleasure of the Board of Directors.

        The Directors of the Company as a group control 58.24% of the votes, which is a majority and intend to vote for the nominees, Proposal 1, and as hereinafter described, the Plan, Proposal 2.

Name, Age, Cal. Year First Became a Director or Officer & Director Class if applicable	Principal Occupation
Howard Amster Director 55 – since 1992 Class III Director and nominated to continue as such
Principal with Ramat Securities, Inc., Beachwood, Ohio. Director, Geauga Savings Bank, a northern Ohio savings and loan; Director, Horizon Group Properties Inc., Chicago, IL, a real estate company: Director, Prime Retail, Inc., Baltimore, MD, an operator and owner of retail outlet malls; and Director Wilshire Financial Services, Portland, OR, a savings and loan.
John C. Loring Director and Chairman 57 – since 1988 Class III Director and nominated to continue as such	Attorney and private investor, Chicago, Illinois. Director of Geauga Savings Bank, a northern Ohio savings and loan.
Joseph J. Looney CFO, Executive Vice President, Treasurer and Secretary 45 – since 2002
Mr. Joseph Looney, a Certified Public Accountant, joined the Company in 2002. From 1996-2002 he was the CFO VP Finance and Assistant Secretary of Manchester Technologies, Inc., a network integrator and reseller of computer products. From 1984-2002 he was employed by KPMG LLP, at increasing levels of responsibility including as a Senior Audit Manager at the end of his tenure at such firm.
Michael McGuire Director, CEO and President 47 – since 1991 Class I Director
Mr. Michael McGuire joined the Company in 1969. Prior to becoming CEO and President he was the Company's General Manager and Director of Operations. Mr. Michael McGuire is not related to Mr. Robert McGuire.
Robert McGuire Executive Vice President 53 – since 1997
Mr. Robert McGuire joined the Company in 1981. Prior to becoming an Executive Vice President he held the position of Warehouse Manager. He has worked in the distribution industry since 1976. Mr. Robert McGuire is not related to Mr. Michael McGuire.
Wayne Miller Executive Vice President 48 – since 1997
Mr. Miller joined the Company in 1996 as the Director of New Business Development. Prior to joining the Company Mr. Miller was Director of Sales for Summit Radio Corporation for a year and a half and prior to that time General Manager of Time Electronics, Inc., a division of Avnet, Inc., for fifteen years. He has worked in the electronics distribution industry since 1975.

Mark Schindler Director 81 – since 1960 Class II Director
Mr. Schindler is a self-employed consultant, private investor, and a partner in Madison Venture Capital II, Inc., New York, New York. Mr. Schindler is also a Vice President, Secretary and Director of Kushi Natural Foods Corp. and formerly owned his own electronics distribution business. Mr. Schindler founded Astrex, Inc.
David S. Zlatin Director 51 – since 1993 Class II Director	Chief Operating Officer of Ramat Securities, Ltd., Rabbi and private investor.

        Prior to December 2002 Messrs. Howard Amster, John Loring and Michael McGuire were members of the Board's Executive Committee. In December 2002 Mr. Amster resigned Executive Committee membership and Mr. David Zlatin was elected to such membership in his stead. In addition John Loring is Chairman and Secretary of the Company's wholly owned subsidiary AVest, Inc. and David Zlatin is President and Treasurer of AVest, Inc. They are also AVest's two directors. The directors of the Company's wholly owned subsidiary T.F. Cushing, Inc. are the same as for the Company and Mr. Michael McGuire is its President and Chief Operating Officer and Mr. Joseph Looney is its acting Chief Financial Officer, Treasurer and Secretary. T.F. Cushing, Inc. is currently inactive. The Company's Board of Directors does not have an audit committee, nominating committee or compensation committee. The executive committee informally oversees company operations between Board meetings and preliminarily reviews matters to be presented to the Board of Directors.

        The Board of Directors held 4 meetings during fiscal year ended March 31, 2002. Each of the directors of the Company attended each of those meetings. Other than the Executive Committee there were no active standing committees of the Board of Directors during that fiscal year. For the fiscal year to end March 31, 2002 each director who is not a full time employee of the Company received a director fee of $10,000 paid in equal quarterly installments and in lieu of meeting fees other than reimbursement of actual expenses. In addition, during the fiscal year ended March 31, 2002, Mr. Loring for services as Chairman of the Board and as a member of the Executive Committee received $26,000 and $49,000 respectively and $5,000 for ordinary office expenses, and Mr. Amster for services as a member of the Executive Committee received $49,000. During the fiscal year ended March 31, 2002, Messrs. Amster and Loring were also each awarded a bonus of $22,000.

COMPENSATION OF OFFICERS

        The following table shows information concerning the compensation paid or awarded by the Company and its subsidiaries for services to its Chief Executive Officer and its Executive Vice President of Sales during fiscal years ended March 31, 2002, 2001 and 2000. Other then Mr. Michael McGuire and Mr. Miller there were no executive officers of the Company whose compensation was or exceeded $100,000. The Company (i) has no retirement, pension, profit sharing, stock option, stock appreciation rights or long term incentive plans for the years in question, (ii) has not awarded any bonuses during or for the years in question, except as set forth in the table below, and to two other executive officers, and (iii) has no employment contracts or termination of employment and change of control arrangements for any of the Company's executive officers.

        In the first quarter of fiscal year ended March 31, 1997, the Company awarded 135,000 unregistered forfeitable shares of the Company's common stock to 19 employees (including Mr. Michael McGuire who received 15,000 shares), none of whom received more than 15,000 shares.

The award provided that to the extent an employee ceased to be employed by the Company prior to April 1, 2000 (other than on account of death) the shares awarded to said employee were forfeited to the Company. At March 31, 2000, 100,000 shares of the original 135,000 shares vested according to the terms of the award, 35,000 shares having been previously forfeited by persons leaving the employ of the Company during the four year vesting period. It is not expected that any cash dividends will be paid on these shares for the foreseeable future.

        On July 5, 2000 20,000 and 10,000 shares of the Company's Common Stock were awarded to Mr. Michael McGuire and Mr. Wayne Miller, respectively. These shares are subject to forfeiture to the extent they leave the employ of the Company prior to June 30, 2002. Mr. Michael McGuire received an additional 20,000 shares of the Company's Common Stock that became fully vested on August 1, 2001. All Common Stock issued in July 2000 participated in the Preferred Stock dividend.

SUMMARY COMPENSATION TABLE
Long Term Compensation Awards
Annual Compensation
(a) Name and Principal Position
	(b) Fiscal Year	(c) Salary ($)		(d) Bonus ($)		(f) Restricted Stock Awards ($)
Michael McGuire CEO & President	2002 2001 2000	$ $ $	244,798 240,869 231,438	$ $ $	88,000 177,260 86,518	$	— 28,050 —	(1)(2)
Wayne Miller Executive Vice President of Sales & Marketing	2002 2001 2000	$ $ $	121,471 113,305 113,305	$ $	26,600 18,000	$	— 15,450 —	(1)(2)

(1)
Mr. McGuire and Mr. Miller were each given 15,000 unregistered forfeitable shares of Common stock as compensation in fiscal year 1997 with a fair market value of 31 cents per share at the time. These shares were forfeitable to the extent they ceased to be employed by the Company (other than on account of death) before April 1, 2000. On April 1, 2000 the fair market value of the 30,000 shares were 75 cents per share for an aggregate fair value of $11,250 to each.

(2)
On June 29, 2000 Mr. Miller and Mr. McGuire were awarded 10,000 and 20,000 shares of Common stock, respectively. These shares are forfeitable to the extent they cease to be employed by the Company (other than on account of death) before July 1, 2002. These shares on June 29, 2000 were valued at 42 cents per share for an aggregate fair value of $4,200 and $8,400, respectively. In addition, on June 29, 2000, Mr. McGuire received an additional 20,000 shares of Common stock which are forfeitable if he takes certain actions prior to July 31, 2001. On June 29, 2000 these shares were valued at 42 cents per share for an aggregate fair market value of $8,400. On August 1, 2001 these shares became vested at 33 cents per share for an aggregate fair market value of $6,600.

RATIFICATION OF ADOPTION OF 2003 INCENTIVE AND NON-INCENTIVE
STOCK OPTION PLAN
(Proposal 2)

        The Board of Directors has approved, subject to shareholder ratification an Incentive and Non-Incentive Stock Option Plan ("Plan") for the Company. Subject to shareholder ratification the Plan will be effective April 1, 2003. Pursuant to the Plan one million shares of the Company's previously authorized common stock will be reserved for possible issuance under the Plan's terms to employees, officers and directors. The Company presently has no other stock option plan in effect and there are no options presently outstanding for any of the Company's securities.

Description of the Plan

Purpose of Plan.

        The purpose of the Plan is to further the growth and development of the Company by encouraging selected employees, directors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company and affording the Company a means of attracting to its service persons of outstanding ability.

Stock Subject to this Plan.

        An aggregate of one million (1,000,000) shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), subject to adjustment or change pursuant to the Plan, will be reserved for issuance upon the exercise of options which may be granted from time to time in accordance with the Plan ("Options"). Such shares may be, in whole or in part, authorized but unissued shares or issued shares which have been reacquired by the Company. If, for any reason, an Option shall lapse, expire or terminate without having been exercised in full, the unpurchased shares covered thereby shall again be available for purposes of the Plan.

Administration.

        The Board of Directors has appointed the Non-Employee Committee of the Board of Directors ("Committee") to administer and help set policy for the Plan. The Committee shall at all times be comprised only of two or more Non-Employee Directors (as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended). Such Committee shall have and may exercise any and all of the powers relating to the administration of this Plan and the grant of Options hereunder as are set forth herein. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, or to discharge such Committee. The Committee may select one of its members as its chairman and shall hold its meetings at such time and at such places as it shall deem advisable. A majority of such Committee shall constitute a quorum and a majority of such quorum shall determine its action. Any action may be taken without a meeting by written consent of all the members of the Committee. The Committee shall report to the Board of Directors on its actions, decisions, and considerations at or before the next meeting of the Board.

        The Committee shall administer this Plan and, subject to the provisions of this Plan, shall have sole authority in its discretion to determine the persons to whom, and the time or times at which, Options shall be granted, the number of shares to be subject to each such Option and whether all or any portion of such Options shall be incentive stock options ("Incentive Options") qualifying under Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or stock options which do not so qualify ("Non-Incentive Options"). Both Incentive Options and Non- Incentive Options may be granted to the same person at the same time provided each type of Option is clearly designated. In making such determinations, the Committee may take into account the nature of the services rendered by such persons, their present and potential contributions to the Company's success and such other factors as the Committee in its sole discretion may deem relevant. Subject to the express provisions of the Plan, the Committee shall also have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating thereto, to determine the terms and provisions of the respective Option Agreements, which shall be subject to the rights granted to the Company and the Committee hereunder, substantially in the forms attached as Exhibit A and Exhibit B to the Plan, with such changes thereto as may be necessary to reflect the terms and conditions of the grant in question, and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be conclusive and not subject to review.

Eligibility for Receipt of Options.

        Incentive Options may be granted only to employees (including officers) of the Company and/or any of its Subsidiaries. The aggregate Fair Market Value (as defined in Article 5 of the Plan), determined as of the time the Incentive Option is granted, of the shares of the Company's Common Stock purchasable hereunder exercisable for the first time by an employee during any calendar year may not exceed $100,000. A director of the Company or any Subsidiary who is not an employee of the Company or of one of its Subsidiaries is not eligible to receive Incentive Options under the Plan. Further, Incentive Options may not be granted to any person who, at the time the Incentive Option is granted, owns (or is considered as owning within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting powers of all classes of stock of the Company or any Subsidiary (a "10% Owner"), unless at the time the Incentive Option is granted to a 10% Owner, the option price is at least 110% of the fair market value of the Common Stock subject thereto and such Incentive Option by its terms is not exercisable subsequent to five years from the date of grant.

        Non-Incentive Options may be granted to any employees (including employees who have been granted Incentive Options), directors, consultants, agents, independent contractors and other persons whom the Committee determines will contribute to the Company's success.

        The maximum aggregate number of shares with respect to which Options, whether Incentive or Non-Incentive, may be granted to any person eligible therefor under the Plan within any one calendar year is 200,000 shares.

Option Price.

        The purchase price of the shares of Common Stock under each Option shall be determined by the Committee, which determination shall be conclusive and not subject to review, but in no event shall such purchase price be less than (i) 100% of the fair market value of the Common Stock on the date of grant of Incentive Options (110% of the fair market value of Common Stock on the date of grant where the grant of Incentive Options is made to a 10% Owner), and (ii) 85% of the fair market value of the Common Stock on the date of grant for Non-Incentive Options, provided further that in either case such purchase price shall not be less then the per share (diluted) book value of the Company at the end of the fiscal year immediately preceding an option grant, rounded to the nearest cent.

        In determining the fair market value of the Common Stock as of a specified date ("Fair Market Value"), the Committee shall consider, if the Common Stock is: (a) publicly traded and listed on the New York Stock Exchange or another national securities exchange or The NASDAQ Stock Market, the closing sale price of the Common Stock on the business day immediately preceding the date as of which the Fair Market Value is being determined, or on the next preceding date on which such Common Stock is traded if no Common Stock was traded on such immediately preceding business day, or, if the Common Stock is not so listed on a national securities exchange or The NASADAQ Stock Market, but publicly traded, the representative closing sale price in the over-the-counter market as quoted by the National Quotation Bureau or a recognized dealer in the Common Stock, on the date immediately preceding the date as of which the Fair Market Value is being determined, or on the next preceding date on which such Common Stock is traded if no Common Stock was traded on such immediately preceding business day; or (b) not publicly traded, the fair market value as determined by the Committee in good faith based on such factors as it shall deem appropriate. The Committee may also consider such other factors as it shall deem appropriate.

        For purposes of the Plan, the date of grant of an Option shall be the date on which the Committee shall by resolution duly authorize such Option.

Term of Options; Termination.

        The term of each Option shall be such number of years as the Committee shall determine, subject to earlier termination as provided herein and in the Option Agreement (and each Incentive Option being subject to the limitations set forth in Section 4(a) of the Plan with respect to grants to 10% Owners), but in no event shall the term of any Option be more than ten years from the date of grant. No Option may be exercised following termination of such Option.

        If an Incentive Option holder's employment with the Company or a Subsidiary is terminated for any reason other than by reason of death or disability (within the meaning of Section 22(e)(3) of the Code), such holder's Incentive Option shall terminate on the earlier of (i) three (3) months from the date of such termination of employment, or (ii) the expiration date of the term of such Option. Absence on leave approved by the employer corporation shall not be considered an interruption of employment for any purpose under the Plan.

        If an Incentive Option holder's employment with the Company or a Subsidiary is terminated by reason of such holder's disability within the meaning of Section 22(e)(3) of the Code, subject to paragraph 6(d) of the Plan, such holder's Incentive Option shall terminate on the earlier of (i) one (1) year from the date of such termination, or (ii) the expiration date of the term of such Option.

        If an Incentive Option holder dies while in the employ of the Company or a Subsidiary (or within one (1) year following termination of employment due to disability within the meaning of Section 22(e)(3) of the Code), such holder's Incentive Option shall terminate on the earlier of (i) one (1) year from the date of death, or (ii) the expiration date of the term of the Option. To the extent such Incentive Option was exercisable by such holder at the date of death (or the date of termination of employment due to disability within the meaning of Section 22(e)(3) of the Code), such Option may be exercised by the legatee or legatees of such person under such person's Last Will, or by such person's personal representative or distributees, within one (1) year from the date of death but in no event subsequent to the expiration date of the Incentive Option.

Exercise of Options.

        Incentive and Non-Incentive Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Option Agreements. An Option may not be exercised for fractional shares of the Company's Common Stock.

        In the event of a Change in Control (as defined herein), all outstanding Options shall accelerate and become immediately fully exercisable. For purposes of the Plan, a "Change In Control" shall mean (i) the sale or other disposition to a person, entity or group (as such term is defined in Rule 13d-5 under the Securities Exchange Act of 1934, as amended) of 50% or more of the Company's consolidated assets, (ii) the acquisition of 50% or more of the outstanding shares by a person or group (as such term is defined in Rule 13d-5) or (iii) if the majority of the Company's Board of Directors consists of persons other than the Continuing Directors (as defined herein). The term "Continuing Director" shall mean any member of the Company's Board of Directors on the effective date of the Plan and any other member of the Board of Directors who shall have been recommended to shareholders or elected by the Board of Directors to succeed or become a Director by a majority of the Directors who are then members of the Board of Directors. The aggregate Fair Market Value (determined at the time an Option is granted) of Incentive Options which first become exercisable in the year of such Change in Control cannot exceed $100,000. Any remaining accelerated Options shall be Non-Incentive Options.

        If an Option holder ceases to be an employee, director, consultant, agent, independent contractor or other person employed by or engaged in performing services for the Company and/or a Subsidiary, the Option held by such person shall be exercisable after the date of termination of employment or engagement only to the extent such Option was exercisable by such holder at the date of termination. In no event shall such option be exercisable following the expiration of its term or earlier termination.

        The Company shall be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the Securities Act of 1933 or with the registration or qualification requirement of any state securities laws or stock exchange ("Share Registration"). The exercise of an option shall be contingent upon receipt by the Company of cash, or a check to its order, for the full purchase price of such shares and to the extent there has been no Share Registration, such exercise shall be further contingent upon receipt by the Company from the holder of such Option of a written representation that at the time of such exercise it is the Option holder's then present intention to acquire the Option shares for investment and not with a view to the distribution or resale thereof and that in any event the Option holder shall only sell or otherwise dispose of the Option shares pursuant to an exemption from Share Registration such as Rule 144. In addition, an Option holder by exercise of an option, without more, agrees to refrain from selling or offering to sell any securities of the Company for such reasonable period of time after the effective date of any registration statement relating to an underwritten offering of securities of the Company, as may be requested by the managing underwriter of such underwritten offering, and approved by the Board of Directors.

        Payment for the shares of Common Stock may be made (i) in cash or by check to the order of the Company; (ii) by surrender of shares of Common Stock having a Fair Market Value equal to the exercise price of the Option; or (iii) by any combination of the foregoing where approved by the Committee in its sole discretion; provided, however, in the event of payment for the shares of Common Stock by method (ii) above, the shares of Common Stock so surrendered, if originally issued to the Option holder upon exercise of an Option(s) granted by the Company, shall have been held by the Option holder for more than six months.

        The holder of an Option shall have none of the rights of a shareholder with respect to the shares purchasable upon exercise of the Option until a certificate for such shares shall have been issued to the holder upon due exercise of the Option.

        The proceeds received by the Company upon exercise of an Option shall be added to the Company's working capital and be available for general corporate purposes.

Non-Transferability of Options.

        No Option granted pursuant to the Plan shall be transferable otherwise than by will or the laws of descent or distribution and an Option may be exercised during the lifetime of the Option holder only by such Option holder.

No Right of Employment.

        Nothing in the Plan or in any Option Agreement granted hereunder shall: (a) confer upon any Option holder any right to continue in the employ of the Company or any Subsidiary or obligate the Company or any Subsidiary to continue the engagement of any Option holder; or (b) interfere in any way with the right of the Company or any such Subsidiary to terminate such Option holder's employment or engagement at any time.

Adjustments Upon Changes in Capitalization.

        If at any time after the date of grant of an Option, the Company shall by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by such Option and the price per share thereof shall be proportionately adjusted for any such change by the Committee, whose determination thereon shall be conclusive. In the event that a fraction of a share results from the foregoing adjustment, said fraction shall be eliminated and the price per share of the remaining shares subject to the Option adjusted accordingly.

Vesting of Rights Under Options.

        Nothing contained in the Plan or in any resolution adopted or to be adopted by the Committee or the shareholders of the Company shall constitute the vesting of any rights under any Option. The vesting of such rights shall take place only when a written Option Agreement, substantially in the form of the Incentive Stock Option Agreement attached hereto as Exhibit A or the Non-Incentive Stock Option Agreement attached hereto as Exhibit B (with such changes to such Exhibits as may be necessary to reflect the terms and conditions of the grant in question), shall be duly executed and delivered by and on behalf of the Company and the person to whom the Option shall be granted, subject, however, in either event, to the rights granted to the Company and the Committee hereunder and to the terms and conditions of the Option Agreement.

Withholding Taxes.

        Whenever under the Plan shares are to be issued in satisfaction of the exercise of Options granted hereunder, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

Restrictions on Shares.

        At the discretion of the Committee, the Company may reserve to itself or its assignee(s) in the Option Agreement (a) a right of first refusal to purchase any shares that an Option holder (or a subsequent transferee) may propose to transfer to a third party and (b) a right to repurchase any or all shares held by an Option holder upon the Optionee's termination of employment or service with the Company or a subsidiary for any reason within a specified time as determined by the Committee at the time of grant at (i) the Option holder's original purchase price, (ii) the Fair Market Value of such shares as determined by the Committee in good faith, or (iii) a price determined by a provision set forth in the Option Agreement.

Termination and Amendment.

        The Committee may at any time terminate, amend or modify the Plan in any respect (including, but not limited to, any form of grant, agreement or instrument to be executed pursuant to the Plan); provided, however, that shareholder approval shall be required to be obtained by the Company if required to comply with the Incentive Option provisions (e.g. without limitation, Section 422(b) and any successor sections) or Section 162(m) of the Code, or the listed company requirements of The Nasdaq Stock Market or of a national securities exchange on which the shares of Common Stock are traded, or other applicable provisions of state or federal law or self-regulatory agencies; provided, further, that no termination, amendment or modification of the Plan may materially adversely affect the rights of a holder of an Option previously granted under the Plan without the written consent of such Option holder unless such termination, amendment or modification is required to maintain the appropriate status of such Options (such as compliance with Incentive Options provisions) in accordance with any current or future applicable law, rule or regulation.

Term of Plan.

        The Plan was originally adopted by the Board of Directors on December 18, 2002 subject to ratification by the shareholders of the Company at the February 11, 2003 Annual Meeting. No Option

shall be granted pursuant to the Plan on or after September 30, 2012, but Options theretofore granted may extend beyond that date and the terms of the Plan shall continue to apply to such Options and to any shares of Common Stock acquired upon exercise thereof.

Applicable Law.

        The validity, interpretation and enforcement of the Plan shall be governed in all respects by the laws of the State of New York and the United States of America.

Issuance of Shares.

        The Shares, when issued and paid for pursuant to the Options granted hereunder, shall be fully paid and non-assessable Shares.

Partial Invalidity.

        The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

Federal Income Tax Consequences

        The following discussion of the federal income tax status of awards under the Plan is based on present federal tax laws and regulations and does not purport to be a complete description of the federal income tax laws. Employees may also be subject to certain state and local taxes which are not described below.

        Incentive Stock Options. If the option is an incentive stock option, no income will be realized by the employee upon award or exercise of the option, and no deduction will be available to the Company at such times. If the Common Stock purchased upon the exercise of an incentive stock option is held by an employee for at least two years from the date of the award of such option and for at least one year after exercise, any resulting gain shall be taxed at long-term capital gains rates. If the Common Stock purchased pursuant to the option is disposed of before the expiration of that period, any gain on the disposition, up to the difference between the fair market value of the Common Stock at the time of exercise and the option price, shall be taxed at ordinary rates as compensation paid to the employee, and the Company shall be entitled to a deduction for an equivalent amount. Any amount realized by the employee in excess of the fair market value of the stock at the time of exercise shall be taxed at capital gains rates.

        Non-Incentive Stock Options. If the option is a non-incentive stock option, no income shall be realized by the employee at the time of award of the option, and no deduction shall be available to the Company at such time. At the time of exercise ordinary income shall be realized by the employee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company shall receive a tax deduction for the same amount. Upon disposition, any appreciation or depreciation of the Common Stock after the date of exercise may be treated as capital gain or loss depending on how long the shares have been held.

        Legislation enacted in 1993 limits the amount of compensation deductible to a public corporation for U.S. Income tax purposes to one million dollars per executive officer. This limitation does not apply to compensation arrangements that are based on the performance of the corporation and have been approved by its stockholders.

        The enclosed form of proxy provides a means to vote for, against or abstain from voting on the ratification of the Board of Directors adoption of the Company's 2003 Incentive and Non-Incentive Stock Option. Each properly executed proxy received in time for the meeting will be voted as specified therein, or if a stockholder does not specify in the executed proxy how the shares represented by the proxy are to be voted, such shares shall be voted for such ratification.

RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        The Board of Directors has selected Grant Thornton LLP as the Company's independent certified public accountants for the current year. Representatives of Grant Thornton LLP are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The Board of Directors of the Company selects and ratifies the appointment of the independent certified public accountants for the Company.

        The following table sets forth the aggregated fees incurred by the Company for fiscal year ended March 31, 2002 to our auditing firm:

Annual Audit Fees	$36,750
Financial Information Systems Design and Implementation Fees	—
All Other Fees	31,000	(1)

Total	$67,750

(1)
Board of Directors has considered the provision of services covered in paragraph (e)2 and (e)3 of schedule 14A and determined the services provided to be compatible with maintaining the principal accountant's independence.

PROPOSALS FOR NEXT ANNUAL MEETING

        Any proposals of holders of Common Stock intended to be presented at the Annual Meeting of Stockholders of the Company for the fiscal year to end March 31, 2003 must be received by the Company, addressed to the Secretary of the Company at 205 Express Street, Plainview, New York 11803, no later than June 30, 2003, to be considered for inclusion in the Proxy Statement and form of proxy relating to that meeting.

        The Board of Directors shall have discretionary authority to vote on any matters that may come before this next annual meeting if the Company is not given notice of such matters on or before June 30, 2

PROXY

ASTREX, INC.

COMMON STOCK

205 Express Street Plainview, New York 11803
This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints John C. Loring and Howard Amster and each of them, proxies, with full power of substitution, to vote the shares of Common Stock of Astrex, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders for the fiscal year ended March 31, 2002 to be held on February 11, 2003 and any adjournments or postponement thereof, on the matters set forth in the Notice of Meeting and Proxy Statement dated January 6, 2003, as follows on the reverse side of this proxy card:

(To Be Signed On Reverse Side)

Common Stock

Please mark your votes as in this example.
1.	Election of Directors
Class III (for the term of three years and until a successor is elected and shall have been qualified to so serve)
Nominees: Mr. Howard Amster and Mr. John C Loring
☐ For the nominees listed above ☐ Withhold authority to vote for the nominees
For, except vote withheld from the following nominee(s):

2.	Ratification of the Board of Director's adoption of the Company's 2003 Incentive and Non-Incentive Stock Option Plan
☐ For Ratification ☐ Against Ratification ☐ Withhold authority to vote on Ratification

In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournment thereof that the Company did not have notice of on or after June 30, 2002.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 (THE NOMINATED DIRECTORS) AND 2 (RATIFICATION OF STOCK OPTION PLAN).

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

SIGNATURE		DATE
SIGNATURE		DATE
Signature if held jointly

Note: Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please give in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

PROXY

ASTREX, INC.

PREFERRED STOCK, SERIES B

205 Express Street Plainview, New York 11803
This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints John C. Loring and Howard Amster and each of them, proxies, with full power of substitution, to vote the shares of Preferred Stock, Series B of Astrex, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders for the fiscal year ended March 31, 2002 to be held on February 11, 2003 and any adjournments or postponement thereof, on the matters set forth in the Notice of Meeting and Proxy Statement dated January 6, 2003, as follows on the reverse side of this proxy card:

(To Be Signed On Reverse Side)

Preferred Stock, Series B

Please mark your votes as in this example.
1.	Election of Directors
Class I I(for the term of three years and until a successor is elected and shall have been qualified to so serve)
Nominees: Mr. Howard Amster and Mr. John C Loring
☐ For the nominees listed above ☐ Withhold authority to vote for the nominees
For, except vote withheld from the following nominee(s):

2.	Ratification of the Board of Director's adoption of the Company's 2003 Incentive and Non-Incentive Stock Option Plan
☐ For Ratification ☐ Against Ratification ☐ Withhold authority to vote on Ratification

In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournment thereof that the Company did not have notice of on or after June 30, 2002

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 (THE NOMINATED DIRECTORS) AND 2 (RATIFICATION OF STOCK OPTION PLAN).

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

SIGNATURE		DATE
SIGNATURE		DATE
Signature if held jointly

Note: Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please give in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

QuickLinks

ASTREX, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
ASTREX, INC.
OWNERSHIP OF VOTING SECURITIES
ELECTION OF DIRECTORS (Proposal 1)
DIRECTORS AND OFFICERS OF THE COMPANY
COMPENSATION OF OFFICERS
RATIFICATION OF ADOPTION OF 2003 INCENTIVE AND NON-INCENTIVE STOCK OPTION PLAN (Proposal 2)
RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
PROPOSALS FOR NEXT ANNUAL MEETING
PROXY
PROXY